UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4766

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	01/31

Date of reporting period:	01/31/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
California Municipal
Bond Fund

ANNUAL REPORT January 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
25	Report of Independent Auditors
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Premier
California Municipal Bond Fund
The Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

This annual report for Dreyfus Premier California Municipal Bond Fund covers the 12-month period from February 1, 2003, through January 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Darcy.

The municipal bond market ended the reporting period with the same strong performance and underpinnings with which it began. In fact, despite stubborn fiscal pressures affecting many states and municipalities, investor demand for tax-exempt securities has remained robust which, in turn, has supported their prices.

While recent market developments suggest to us that interest rates are more likely to rise in 2004 than to drop further, we continue to believe that municipal bonds deserve a prominent place in tax-conscious investors’ portfolios. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and tolerance for risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 17, 2004

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Joseph Darcy, Portfolio Manager

How did Dreyfus Premier California Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended January 31, 2004, the fund produced a 6.13% total return for Class A shares, 5.60% for Class B shares and 5.33% for Class C shares.1 In comparison, the Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 6.19% for the same period.2 The average total return for all funds reported in the fund’s Lipper category, the Lipper California Municipal Debt Funds category, was 5.66%.3

Despite heightened market volatility, California municipal bonds generally produced what we believe were attractive total returns during the reporting period. A cautious approach to security selection and good performance among core holdings of seasoned, non-callable bonds helped the fund’s returns in relation to its Lipper category average.The fund underperformed its benchmark, which contains bonds from many states, not just California, and does not reflect fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The fund will invest at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

environment and the municipal bond’s potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Although the reporting period began amid persistent economic weakness, signs of stronger growth began to emerge after allied forces entered Iraq, and a veil of uncertainty was lifted from the U.S. economy. Nonetheless, municipal bond yields continued to fall and prices rose through mid-June as investors anticipated further interest-rate reductions from the Federal Reserve Board (the “Fed”). Indeed, the Fed reduced short-term interest rates in late June to a 45-year low of 1%.

Investor sentiment shifted dramatically in July when more definite signs of economic strength began to emerge, and municipal bond prices fell sharply during the summer before recovering much of their lost value during the fall. California’s bonds were subject to additional volatility because of uncertainty surrounding the state’s recall election and the fiscal policies of Governor Schwarzenegger. Because of these factors, California bonds traded for much of the reporting period at lower prices than historical norms when compared to prices in the national market.

The fund’s core holdings of seasoned bonds performed well in this challenging environment. Because these holdings are not subject to early redemption by their issuers, they have continued to contribute positively to the fund’s total return.

When making new purchases, we generally emphasized bonds from localities we believed to be fiscally sound, and securities backed by revenues from essential-services facilities, such as water and sewer plants. We generally avoided California’s unsecured general obligation bonds. In addition, we focused on highly-rated securities selling at modest premiums to their face values. Historically, such bonds have tended to hold more of their value during market declines.

What is the fund’s current strategy?

We have continued to monitor the state’s attempts to address its fiscal problems. In addition, we currently expect the supply of newly-issued California bonds to remain relatively heavy as some of the state’s shorter-term debt matures, which could put additional downward pressure on bond prices. Accordingly, we have continued to maintain a generally defensive investment posture, favoring high-quality securities with characteristics that, in our judgment, should help the fund weather potential price volatility.

February 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds comprising the average.

T h e F u n d 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier California Municipal Bond Fund on 1/31/94 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.

The fund invests primarily in California municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class B shares.The Index is not limited to investments principally in California municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 1/31/04
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		1.38%	3.38%	4.37%
without sales charge		6.13%	4.33%	4.85%
Class B shares
with applicable redemption charge †		1.60%	3.44%	4.53%
without redemption		5.60%	3.78%	4.53%
Class C shares
with applicable redemption charge	6/2/95	4.33%	3.57%	—	4.47%
without redemption	6/2/95	5.33%	3.57%	—	4.47%
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

T h e F u n d 7

S TAT E M E N T O F I N V E S T M E N T S

J a n u a r y 3 1 , 2 0 0 4

	Principal
Long-Term Municipal Investments—97.0%	Amount ($)		Value ($)

California—88.8%
Abag Finance Authority for Nonprofit Corporations, Revenue:
Multi Family Housing
(Central Park Apartments) 5.50%, 7/1/2019	1,010,000		1,057,137
(Sansum-Santa Barbara Medical) 5.50%, 4/1/2021	1,500,000		1,551,210
Alameda County, COP 9.57%, 12/1/2013 (Insured; MBIA)	5,000,000	[a,b]	6,313,300
State of California:
6.125%, 10/1/2011 (Insured; FGIC)	2,875,000		3,468,803
5.25%, 10/1/2013 (Insured; MBIA)	5,000,000		5,703,500
California Department of Water Resources,
Power Supply Revenue
5.375%, 5/1/2018 (Insured; AMBAC)	2,500,000		2,752,825
California Educational Facilities Authority, Revenue
(Santa Clara University) 5.25%, 9/1/2026	4,660,000		5,085,971
California Health Facilities Financing Authority, Revenue
(Cedars-Sinai Medical Center) 6.25%, 12/1/2034	5,210,000		5,614,765
California Housing Finance Agency,
Home Mortgage Revenue 6.15%, 8/1/2016	2,850,000		2,983,180
California Pollution Control Financing Authority, PCR
(Southern California Edison Co.) 7%, 2/28/2008	2,000,000		2,020,860
California Statewide Communities Development Authority,
COP (Motion Picture and TV Fund)
6.45%, 1/1/2022 (Insured; AMBAC)	2,500,000		2,512,125
Capistrano Unified School District (Unified School
Facilities Improvement District Number 1)
6%, 8/1/2024 (Insured; FGIC)	2,075,000		2,370,771
Central California Joint Powers Health Financing Authority,
COP (Community Hospitals of Central California):
6%, 2/1/2030	2,000,000		2,059,480
5.75%, 2/1/2031	3,500,000		3,543,365
Contra Costa County Water District, Water Revenue:
6%, 10/1/2011 (Insured; MBIA)
(Prerefunded 10/1/2004)	1,475,000	[c]	1,553,573
5%, 10/1/2019 (Insured; FSA)	2,500,000		2,676,950
Cucamonga County Water District, COP
5.25%, 9/1/2025 (Insured; FGIC)	5,555,000		5,854,859
Delano, COP (Delano Regional Medical Center)
5.25%, 1/1/2018	3,500,000		3,384,115
Elsinore Valley Municipal Water District, COP
5.375%, 7/1/2018 (Insured; FGIC)	1,660,000		1,897,413
Escondido Improvement Board 5.70%, 9/2/2026	970,000		990,001

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
Fullerton California Community Facilities District No. 1,
Special Tax (Amerige Heights) 6.10%, 9/1/2022	1,000,000	1,033,040
High Desert Memorial Health Care District, Revenue
5.40%, 10/1/2011	2,500,000	2,412,650
Madera County, COP (Valley Children’s Hospital)
6.50%, 3/15/2009 (Insured; MBIA)	3,370,000	4,019,702
Murrieta Unified School District
Zero Coupon, 9/1/2021 (Insured; FGIC)	4,950,000	2,075,139
Natomas Unified School District
5.95%, 9/1/2021 (Insured; MBIA)	2,500,000	3,008,350
Northern California Power Agency, Public Power Revenue
(Hydroelectric Project No. 1)
6.30%, 7/1/2018 (Insured; MBIA)	6,000,000	7,435,680
Orange County Community Facilities, District Special Tax
(Ladera Ranch) 6%, 8/15/2032	1,000,000	1,017,230
Riverside County, SFMR
7.80%, 5/1/2021 (Insured; GNMA)	1,250,000	1,730,400
Sacramento County Sanitation District Financing Authority,
Revenue 5.50%, 12/1/2017 (Insured; AMBAC)	2,530,000	2,958,076
San Diego County, COP (Burnham Institute)
6.25%, 9/1/2029	2,800,000	2,911,440
San Diego Unified School District
Zero Coupon, 7/1/2017 (Insured; FGIC)	2,325,000	1,255,477
San Francisco City and County, COP (Bruno Jail #3)
5.25%, 10/1/2021 (Insured; AMBAC)	2,985,000	3,186,786
Ventura County Community College District
5.50%, 8/1/2023 (Insured; MBIA)	2,000,000	2,176,340
West Basin Municipal Water District, Revenue,
COP 5.25%, 8/1/2017 (Insured; MBIA)	2,000,000	2,213,520
West Covina Redevelopment Agency, Community Facilities
District Special Tax 6%, 9/1/2022	3,000,000	3,531,180
U.S. Related—8.2%
Puerto Rico Commonwealth Highway and Transportation
Authority, Revenue 5.50%, 7/1/2013 (Insured; MBIA)	4,750,000	5,550,185
Virgin Islands Public Finance Authority, Revenue
7.30%, 10/1/2018	3,100,000	4,104,617
Total Long-Term Municipal Investments
(cost $104,581,516)		114,014,015

T h e F u n d 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

			Principal
Short-Term Municipal Investment—1.8%			Amount ($)		Value ($)

California Department of Water Resources, Power Supply
Revenue, VRDN .90% (LOC; Bayerische Landesbank,
Westdeutsche Landesbank)
(cost $	2,100,000)		2,100,000	[d]	2,100,000

Total Investments (cost $		106,681,516)	98.8%		116,114,015
Cash and Receivables (Net)			1.2%		1,426,749
Net Assets			100.0%		117,540,764

Summary of Abbreviations
AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	MBIA	Municipal Bond Investors
COP	Certificate of Participation		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	SFMR	Single Family Mortgage Revenue
GNMA	Government National Mortgage	VRDN	Variable Rate Demand Notes
Association
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	64.5
AA		Aa		AA	5.6
A		A		A	10.1
BBB		Baa		BBB	13.3
F1		MIG1/P1		SP1/A1	1.8
Not Rated [e]		Not Rated [e]		Not Rated [e]	4.7
					100.0
a Inverse floater security—the interest rate is subject to change periodically.
b	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At January 31,2004, this security amounted to $6,313,300 or 5.4% of net assets.

c	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d	Securities payable on demand.Variable interest rate—subject to periodic change.
e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

T h e F u n d 11

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S

J a n u a r y 3 1 , 2 0 0 4

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		106,681,516	116,114,015
Interest receivable			1,782,922
Receivable for shares of Beneficial Interest subscribed			35,718
Prepaid expenses			11,038
			117,943,693

Liabilities ($):
Due to The Dreyfus Corporation and affiliates			88,239
Cash overdraft due to Custodian			258,520
Payable for shares of Beneficial Interest redeemed			19,552
Accrued expenses			36,618
			402,929

Net Assets ( $)			117,540,764

Composition of Net Assets ($):
Paid-in capital			113,205,188
Accumulated net realized gain (loss) on investments			(5,096,923)
Accumulated net unrealized appreciation
(depreciation) on investments			9,432,499

Net Assets ( $)			117,540,764

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	101,463,116	13,557,507	2,520,141
Shares Outstanding	8,063,599	1,077,417	199,579

Net Asset Value Per Share ($)	12.58	12.58	12.63

See notes to financial statements.

S TAT E M E N T O F O P E R AT I O N S

Ye a r E n d e d J a n u a r y	3 1 , 2 0 0 4

Investment Income ($):
Interest Income		6,296,001
Expenses:
Management fee—Note 3(a)		670,550
Shareholder servicing costs—Note 3(c)		373,597
Distribution fees—Note 3(b)		94,848
Professional fees		49,203
Registration fees		23,736
Prospectus and shareholders’ reports		20,294
Custodian fees		16,607
Trustees’ fees and expenses—Note 3(d)		6,743
Loan commitment fees—Note 2		1,287
Miscellaneous		10,866
Total Expenses		1,267,731
Less—reduction in management fee due to
undertaking—Note 3(a)		(4,741)
Net Expenses		1,262,990
Investment Income—Net		5,033,011

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		883,206
Net unrealized appreciation (depreciation) on investments		1,341,824
Net Realized and Unrealized Gain (Loss) on Investments		2,225,030
Net Increase in Net Assets Resulting from Operations		7,258,041

See notes to financial statements.

T h e F u n d 13

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Year Ended January 31,

	2004	2003

Operations ($):
Investment income—net	5,033,011	5,652,734
Net realized gain (loss) on investments	883,206	(2,003,665)
Net unrealized appreciation (depreciation)
on investments	1,341,824	3,476,480
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,258,041	7,125,549

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,376,513)	(4,988,713)
Class B shares	(551,546)	(578,305)
Class C shares	(92,624)	(76,523)
Total Dividends	(5,020,683)	(5,643,541)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	13,630,598	22,566,917
Class B shares	2,283,338	6,646,919
Class C shares	1,374,109	1,517,578
Dividends reinvested:
Class A shares	2,265,927	2,515,079
Class B shares	327,397	298,802
Class C shares	27,789	15,074
Cost of shares redeemed:
Class A shares	(23,610,650)	(34,452,369)
Class B shares	(5,738,222)	(3,993,253)
Class C shares	(1,513,128)	(367,724)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(10,952,842)	(5,252,977)
Total Increase (Decrease) in Net Assets	(8,715,484)	(3,770,969)

Net Assets ($):
Beginning of Period	126,256,248	130,027,217
End of Period	117,540,764	126,256,248

	Year Ended January 31,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	1,094,089	1,831,958
Shares issued for dividends reinvested	181,035	203,821
Shares redeemed	(1,889,514)	(2,797,666)
Net Increase (Decrease) in Shares Outstanding	(614,390)	(761,887)

Class Ba
Shares sold	183,397	536,882
Shares issued for dividends reinvested	26,159	24,174
Shares redeemed	(459,713)	(324,080)
Net Increase (Decrease) in Shares Outstanding	(250,157)	236,976

Class C
Shares sold	109,365	121,006
Shares issued for dividends reinvested	2,210	1,214
Shares redeemed	(120,480)	(29,055)
Net Increase (Decrease) in Shares Outstanding	(8,905)	93,165

a During the period ended January 31, 2004, 57,905 Class B shares representing $711,530 were automatically converted to 57,906 Class A shares and during the period ended January 31, 2003, 76,166 Class B shares representing $940,032 were automatically converted to 76,166 Class A shares.

See notes to financial statements.

T h e F u n d 15

F I N A N C I A L H I G H L I G H T S

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended January 31,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.36	12.21	12.27	11.13	12.78
Investment Operations:
Investment income—net	.53[b]	.55[b]	.54[b]	.55	.54
Net realized and unrealized
gain (loss) on investments	.22	.15	(.06)	1.14	(1.59)
Total from Investment Operations	.75	.70	.48	1.69	(1.05)
Distributions:
Dividends from investment income—net	(.53)	(.55)	(.54)	(.55)	(.54)
Dividends from net realized
gain on investments	—	—	—	—	(.06)
Total Distributions	(.53)	(.55)	(.54)	(.55)	(.60)
Net asset value, end of period	12.58	12.36	12.21	12.27	11.13

Total Return (%)[c]	6.13	5.83	4.00	15.54	(8.42)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.96	.95	.93	.95	.95
Ratio of net investment income
to average net assets	4.21	4.47	4.43	4.71	4.47
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.00[d]	.00[d]	.00[d]	.01	—
Portfolio Turnover Rate	21.26	19.30	33.88	12.58	54.74

Net Assets, end of period ($ X 1,000)	101,463	107,259	115,294	119,130	115,926

a As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended January 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.42% to 4.43%. Per share data and ratios/supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Amount represents less than .01%.

See notes to financial statements.

		Year Ended January 31,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.36	12.21	12.27	11.14	12.79
Investment Operations:
Investment income—net	.46[b]	.48[b]	.48[b]	.49	.47
Net realized and unrealized
gain (loss) on investments	.22	.16	(.06)	1.13	(1.59)
Total from Investment Operations	.68	.64	.42	1.62	(1.12)
Distributions:
Dividends from investment income—net	(.46)	(.49)	(.48)	(.49)	(.47)
Dividends from net realized
gain on investments	—	—	—	—	(.06)
Total Distributions	(.46)	(.49)	(.48)	(.49)	(.53)
Net asset value, end of period	12.58	12.36	12.21	12.27	11.14

Total Return (%)[c]	5.60	5.30	3.48	14.86	(8.89)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.46	1.45	1.43	1.45	1.46
Ratio of net investment income
to average net assets	3.71	3.94	3.90	4.21	3.92
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.01	.00[d]	.00[d]	.02	—
Portfolio Turnover Rate	21.26	19.30	33.88	12.58	54.74

Net Assets, end of period ($ X 1,000)	13,558	16,410	13,320	12,171	13,518

a As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended January 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.89% to 3.90%. Per share data and ratios/supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Amount represents less than .01%.

See notes to financial statements.

T h e F u n d 17

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended January 31,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.41	12.26	12.31	11.17	12.82
Investment Operations:
Investment income—net	.43[b]	.46[b]	.46[b]	.47	.45
Net realized and unrealized
gain (loss) on investments	.22	.15	(.06)	1.14	(1.59)
Total from Investment Operations	.65	.61	.40	1.61	(1.14)
Distributions:
Dividends from investment income—net	(.43)	(.46)	(.45)	(.47)	(.45)
Dividends from net realized
gain on investments	—	—	—	—	(.06)
Total Distributions	(.43)	(.46)	(.45)	(.47)	(.51)
Net asset value, end of period	12.63	12.41	12.26	12.31	11.17

Total Return (%)[c]	5.33	5.03	3.32	14.64	(9.07)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.71	1.70	1.67	1.69	1.70
Ratio of net investment income
to average net assets	3.44	3.67	3.68	3.95	3.73
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation	.00[d]	.00[d]	.00[d]	.02	—
Portfolio Turnover Rate	21.26	19.30	33.88	12.58	54.74

Net Assets, end of period ($ X 1,000)	2,520	2,587	1,414	1,558	1,169

a As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended January 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.67% to 3.68%. Per share data and ratios/supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Amount represents less than .01%.

See notes to financial statements.

N O T E S T O F I N A N C I A L S TAT E M E N T S

NOTE 1—Significant Accounting Policies:

Dreyfus Premier California Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net asssets.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which

T h e F u n d 19

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,536 during the period ended January 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At January 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $5,080,923 and unrealized appreciation $9,451,578.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to January 31, 2004. If not applied, $699,453 of the carryover expires in fiscal 2008, $2,576,033 expires in fiscal 2009, $500,850 expires in fiscal 2010 and $1,304,587 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended January 31, 2004 and January 31, 2003, were as follows: tax exempt $5,020,683 and $5,643,541, respectively.

During the period ended January 31, 2004, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $12,328, decreased accumulated net real-

T h e F u n d 21

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

ized gain (loss) on investments by $73,316 and increased paid-in capital by $85,644. Net assets were not affected by this reclassification.

(e) Indemnification: The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from February 1, 2003 through January 31, 2005, to reduce the management fee paid by the fund to the extent that, if the fund’s aggregate annual expenses, exclusive of Rule 12b-1 Distribution Plan fees, taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .97 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $4,741 during the period ended January 31, 2004.

During the period ended January 31, 2004, the Distributor retained $13,348 from commissions earned on sales of the fund’s Class A shares, and $88,833 and $4,875 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 2004, Class B and Class C shares were charged $74,611 and $20,237, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2004, Class A, Class B and Class C shares were charged $260,744, $37,305 and $6,746, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2004, the fund was charged $46,348 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 2004, amounted to $25,134,235 and $38,457,745, respectively.

At January 31, 2004, the cost of investments for federal income tax purposes was $106,662,437; accordingly, accumulated net unrealized appreciation on investments was $9,451,578, consisting of $9,605,674 gross unrealized appreciation and $154,096 gross unrealized depreciation.

T h e F u n d 23

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus Funds, alleging that the Investment Advisers improperly used assets of the Dreyfus Funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus Funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the funds believe that any of the pending actions will have a material adverse affect on the funds or Dreyfus’ ability to perform its contract with the funds.

R E P O R T O F I N D E P E N D E N T A U D I T O R S

Shareholders and Board of Trustees

Dreyfus Premier California Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier California Municipal Bond Fund, including the statement of investments, as of January 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier California Municipal Bond Fund at January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York March 10, 2004

T h e F u n d 25

I M P O R TA N T TA X I N F O R M AT I O N ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2004 as “exempt interest dividends” (not subject to regular federal and, for individuals who are California residents, California personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends and capital gains distributions paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

B O A R D M E M B E R S I N F O R M AT I O N	( U n a u d i t e d )

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (70)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Peggy C. Davis (60)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

T h e F u n d 27

Ernest Kafka (71)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (60)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

O F F I C E R S O F T H E F U N D ( U n a u d i t e d )

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

T h e F u n d 29

O F F I C E R S O F T H E F U N D ( U n a u d i t e d ) (continued)

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 92 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

For More Information

Dreyfus Premier
California Municipal
Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation 0023AR0104

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,500 in 2003 and $27,195 in 2003.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $0 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,007 in 2003 and $2,583 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

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The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0 in 2003 and $600 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2003 and $521,764 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized

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and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	March 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	March 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	March 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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